                                                     DEFINITIVE PROXY
                                                     MAILED JANUARY 13, 1997


                            SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934
                              (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                     WhiteRock Portfolio Investors, L.L.C.
                     --------------------------------------
          (Name of Registrant as Specified in its Operating Agreement)

                   Wendell M. Faria, on behalf of Registrant
                   -----------------------------------------

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[ ]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of class of securities to which transaction applies:


         -----------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:


         -----------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         -----------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         __________________________________________________

     5)  Total fee paid:

         __________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         __________________________________________________

     2)  Form, Schedule or Registration Statement No.:

         __________________________________________________

     3)  Filing Party:

         __________________________________________________

     4)  Date Filed:

         __________________________________________________

                    WHITEROCK PORTFOLIO INVESTORS, L.L.C.
                        700 N.E. Multnomah, Suite 1600
                          Portland, Oregon 97232-4116

                     Notice of Special Meeting of Members
                        Meeting Date:  January 21, 1997

To the Members:

        A Special Meeting (the "Meeting") of the Members of WhiteRock Portfolio Investors, L.L.C. (the "Company") will be held on Tuesday, January 21, 1997 at 2:00 P.M., Central Prevailing Time, at the offices of Brazos GenPar, Inc., the Company's Administrator, located at 600 N. Pearl Street, Suite 1500, Dallas, Texas, 75201 for the following purposes:

        1. To ratify various actions taken by the Board of Managers by unanimous written consent in lieu of a meeting to elect two additional Managers, and at the Company's initial organizational meeting to appoint an independent accountant for the Company and other actions in furtherance of compliance with the Investment Company Act of 1940;

        2. To approve the following amendments to the Company's Limited Liability Company Agreement ("Operating Agreement"):

   (a) amendments with respect to approval of Unit transfers and admittance of new Members directly by the Unitholders rather than the Board of Managers, and changing those persons to whom various dissolution events may apply, each of which amendment is designed to provide an alternative method for the Company to obtain various desired attributes respecting its entity classification as a partnership for certain tax purposes, and corresponding amendments to delete certain requirements previously applicable to the Managers as a group;

   (b) amendments to clarify the quorum and other voting requirements for the Board;

(c)  an amendment to add a recusal procedure for Managers;

(d) amendments to clarify and specify the line of succession of the Officers of the Company and the filling of vacancies on an interim basis between meetings of the Board of Managers, and to allow for appointment of certain subordinate officers;

(e) an amendment designed to match the ability of the Company to call Capital Commitments from its Members more closely with the Company's obligation to meet its own capital commitments with respect to its portfolio investments;

(f) amendments designed to eliminate the obligation of the Company to send all tax filings, returns and correspondence of the Company to each Member automatically rather than upon request;

(g) an amendment to enable the Managers to make certain ministerial or corrective amendments to the Operating Agreement, or those required by law or otherwise advisable, without the vote of the Members, provided various protections of those parties affected are in place;

(h) amendments to expand the definition of Qualified Investment and extend the termination date of the Company designed to permit additional flexibility in seeking to invest a portion of the Company's assets in real estate related investments on a global basis;

(i) an amendment to create a Unit dividend reinvestment plan for the Company's Unitholders;

(j) various amendments designed to clarify and expand the Company's indemnification obligations with respect to its officers and managers; and

(k) various amendments which add cross-references to terms previously undefined in the Definitions section of the Operating Agreement, and to update notice provisions and other factual matters referenced in the Operating Agreement;

     3. To elect Craig Longfield and Dan Rosborough as Managers to the Company's Board; to reelect Nori Gerardo and William Peressini as Managers to the Company's board, and to reduce the number of vacant Board positions by one for a total of four;

     4. To approve various Unit issuances, capital calls, transfers of Units among certain Members and the admission of certain new Members of the Company; and

     5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     THE BOARD OF MANAGERS HAS PREVIOUSLY CONSIDERED AND RECOMMENDS FOR APPROVAL ALL OF THE FOREGOING PROPOSALS.

     Members of record at the close of business on December 16, 1996 are entitled to vote at the Meeting or any adjournment thereof. It is important that you return your signed proxy promptly, regardless of the size of your holdings, so that a quorum may be assured.


                                          By Order of the Board of Managers
                                          Sharlene Snyder, Secretary

January 13, 1997


          Your vote is important! Please indicate your voting instructions on the enclosed proxy, date and sign it, and return it in the accompanying postage prepaid envelope. If you sign, date and return the proxy but give no voting instructions, your Units will be voted in favor of all other proposals noticed above.

                       WHITEROCK PORTFOLIO INVESTORS, L.L.C.
                        700 N.E. Multnomah, Suite 1600
                       Portland, Oregon 97232-4116

                                PROXY STATEMENT

                          Special Meeting of Members

                               January 21, 1997

     This proxy statement is furnished in connection with the solicitation by the Board of Managers of WhiteRock Portfolio Investors, L.L.C. (the "Company") of proxies to be voted at a Special Meeting of Members to be held on Tuesday, January 21, 1997, and any adjournment thereof. The purposes of the Meeting are set forth in the accompanying Notice of Special Meeting of Members dated January 13, 1997. All capitalized terms used herein or in the Notice have the meanings assigned to them in the Company's Limited Liability Company Agreement (the "Operating Agreement").

     This proxy solicitation will be made primarily by mailing this proxy statement and the accompanying proxy card to Members commencing on January 13, 1997. Supplementary solicitations may be made by telephone, telegram or by personal interview. Brazos GenPar, Inc. (the "Administrator"), 600 N. Pearl Street, Suite 1500, LB 164, Dallas, Texas 75201, and Officers and Managers of the Company who participate in such solicitations will receive no special compensation for their services. The expenses of preparing and mailing this proxy statement and its enclosures and all other solicitation expenses will be paid by the Administrator.

     If the enclosed proxy is executed properly and returned in time to be voted at the Meeting, and is not revoked, the Units represented thereby will be voted according to the instructions marked on the proxy. If no instructions are marked on an otherwise properly executed proxy, the Units represented thereby will be voted in favor of proposals 1 - 4 (and all subparts of each proposal) as listed on the Notice of Special Meeting.

                   OUTSTANDING UNITS AND VOTING REQUIREMENTS

     The Board of Managers has fixed the close of business on December 16, 1996 as the record date for purposes of determining Unitholders eligible to vote at the Meeting and any adjournments thereof. As of December 16, 1996, there were 1,373,815 Units of the Company issued and outstanding. The PacifiCorp Master Retirement Trust is the only record holder of the Company that has a beneficial interest in 5% or more of the Company's outstanding Units. Only Units of record at the close of business on that date are entitled to notice of and to vote at the Meeting. Each such Unitholder is entitled to one vote for each full Unit of participation, and a proportionate vote for each fractional Unit, of the Company held on the record date.

     The holders of a majority of the outstanding Units of the Company must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of any business. If a quorum is present at the Meeting but sufficient votes to approve one or more of the items on the agenda are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those items. In so doing, the persons named as proxies will attempt to determine if an adjournment and additional Unitholder solicitation are reasonable and in the best interest of Members, and will vote for or against
adjournment accordingly.   Any such adjournment will require the affirmative
vote of a majority of the Units present at the Meeting or represented by proxy.

     If the enclosed proxy is executed properly and returned in time to be voted at the Meeting, and is not revoked, the Units represented thereby will be voted according to the instructions marked on the proxy. The persons voted as proxies will use their best judgment in voting in connection with the transaction of such other business as may properly come before the Meeting or any adjournment thereof. A Member giving a proxy may revoke it at any time before it is executed by a vote thereon by giving written notice of its revocation to the Secretary of the Company at the address indicated on the Notice of Special Meeting, by executing and delivering to the Company another proxy dated subsequent to the proxy to be revoked, or by attending the Meeting and voting in person.

     Abstentions will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining the Units present at the Meeting. Abstentions will therefore have the effect of a "no" vote for purposes of obtaining the requisite approvals of the proposals before the Meeting.

     The Company will promptly furnish a copy of its most recent annual report and the most recent semi-annual report to any Member upon request. Such requests should be directed to

                              Brazos GenPar, Inc.
                    600 N. Pearl Street, Suite 1500, LB 164
                              Dallas, Texas 75201
                             Attn: Sharlene Snyder

                                   PROPOSAL 1

                        RATIFICATION OF CERTAIN ACTIONS
           TAKEN BY UNANIMOUS CONSENT OR AT ORGANIZATIONAL MEETING OF
                        BOARD OF MANAGERS OF THE COMPANY

     Previous Expansion of the Board from Three to Five and Election
     ---------------------------------------------------------------
     of Messrs. Peressini and Wirkkala to the Board
     ----------------------------------------------

     By a unanimous written consent dated as of December 22, 1995, the Board of Managers of the Company agreed to expand the Board of Managers from three to five, as permitted by Section 4.2(d) of the Operating Agreement, and to elect Mr. William E. Peressini and Mr. Brian M. Wirkkala to fill the newly created vacancies on the Board. Members are being asked to ratify the actions taken by the Board by such consent at that meeting in approving the nomination and election of Messrs. Peressini and Wirkkala to the Company's Board.

     Information on the business experience during the past five years of Messrs. Peressini and Wirkkala is set forth below:

======================================================================
Name and Address of              Age         Principal          Units
 Nominee                                     Occupation         Owned
----------------------------------------------------------------------
 William E. Peressini            40          Vice President     5
700 N.E. Multnomah St.,                      and Treasurer,
Ste. 1600                                    PacifiCorp;
Portland, OR  97232                          Chief Financial
                                             Officer,
                                             PacifiCorp
                                             Financial
                                             Services, Inc.

----------------------------------------------------------------------

======================================================================
Name and Address of              Age         Principal          Units
 Nominee                                     Occupation         Owned
----------------------------------------------------------------------
 Brian M. Wirkkala               55          Vice President     5
2107 N.E. 136th Ave.                         and Treasurer,
Vancouver, WA 98684                          Pacific Telecom,
                                             Inc.
======================================================================

     The Company's Board of Managers has no separate nominating, compensation or audit committee, or any committee performing similar functions, although Mr. Wirkkala was designated in April, 1996 to serve as liaison for the Board in connection with the services to be provided by the Company's independent accountant. The Board as a whole acts in these capacities.

     As of December 16, 1996, all Managers and Officers of the Company as a group owned less than 1.00% of the Company's outstanding securities.

     No per meeting attendance fees have been authorized for any of the Managers. For fiscal 1995, no compensation was paid to any "disinterested" Board member for attendance at any regularly scheduled meeting of the Board, nor did any "disinterested" Board member receive any other compensation from the Company. The Company has no bonus, profit-sharing, pension or retirement plan.

     Ratification of Selection of Auditors
     -------------------------------------

     At a meeting of the Board of Managers held April 3, 1996, a majority of the Board, including a majority of Managers who are not "interested persons" of the Company, selected KPMG Peat Marwick to serve as independent certified public accountants for the Company for the fiscal years ending December 31, 1995 and December 31, 1996. Under the Investment Company Act of 1940 ("Investment Company Act"), such a designation remains subject to the right of the Company, by a Majority-in-Interest Vote of the Unitholders at any meeting called for the purpose, to terminate such employment immediately without penalty. KPMG Peat Marwick has no direct or material indirect ownership interest in the Company. The Investment Company Act requires the Board's selection to be submitted to Unitholders for ratification or rejection at the next annual meeting of the Unitholders. Insofar as the Company's Operating Agreement does not require regular annual meetings, the Company is taking the opportunity to secure ratification by the Unitholders at the Meeting of such appointment of KPMG Peat Marwick.

     A representative of KPMG Peat Marwick is expected to attend the Meeting. The representative will be given an opportunity to make a statement and will be expected to respond to any appropriate questions from Unitholders.

                                  PROPOSAL 2
                           APPROVAL OF AMENDMENTS TO
                       THE COMPANY'S OPERATING AGREEMENT

     The Company's Unitholders are being asked to approve certain amendments to the Company's Operating Agreement described below. A copy of the form of each of the proposed amendments is set forth below.

  Amendments Designed to Relax the Unit Ownership
  -----------------------------------------------
  Requirements Imposed on the Managers While Enabling the
  -------------------------------------------------------
  Company to Continue to Have Certain Attributes
  ----------------------------------------------
  Necessary for Partnership Tax Status
  ------------------------------------

     Proposed Amendments:  The definition of "Rev. Proc. 95-10 Member-Manager
     -------------------
Requirements" shall be deleted as indicated below, and Sections 3.1(b), 3.2(e), 3.5, 4.1, 5.4, 10.1(a), 10.3, 10.4, 10.5 and 15.1(c) of the Operating Agreement
shall be amended to read in relevant part as follows:



     . . . .

                   3.1  Admission of Members to the Company.
                        -----------------------------------


                        (b) The date of admission of any Additional or Substituted Member shall be the date on which the last of the following three prerequisites to admission occurs: (i) such Member executes and delivers to the Company an Admission Agreement acceptance of which by the President or his designee is duly approved by written consent or vote held at a meeting by Members holding more than 50 percent of the outstanding Units, which approval may be withheld in the sole and absolute discretion of each Member;
          (ii) a Capital Contribution in respect of the number of Units that the Admission Agreement indicates will be issued initially to such Member has been made to the Company; and (iii) such Capital Contribution, the number of Units issued with respect thereto, the remaining Capital Commitment of such Member, if any, and its status as a Member, have been duly reflected on the books and records of the Company.

          . . . .

                   3.2  Mandatory Capital Contributions; Issuance of Units; No
                        ------------------------------------------------------
          Pre-emptive Rights.
          ------------------

              (e) No Member or Person having signed an Admission Agreement that has been accepted by the Company shall have any pre-emptive right or right of preference or priority over any other Member or any other Person with respect to any additional Units to be issued by the Company according to Schedule A or any Admission Agreement; and the Company may accept additional Capital Commitments to the Company from, and issue additional Units to, any existing Member, or admit Additional Members and issue Units to such Members on the basis of newly accepted Capital Commitments and corresponding contributions, or issue Units to any Member having an unfulfilled Capital Commitment to the Company, on any basis, including on other than a pro rata basis among all Members or Persons having such unfulfilled Capital Commitments, so long as any additional Units to be issued are fully paid for in cash at the time of their issuance. Except in connection with Unit purchases effected in connection with the Unit dividend reinvestment plan of the Company established by Section 3.4(a) hereof, to the extent an existing Member desires to increase its Capital Commitment, it shall submit to the Company a new Admission Agreement with the amount of the additional Capital Commitment indicated therein. The President may accept such additional Capital Commitment on behalf of the Company, but only after consulting with and receiving no objection from either a Majority of the Managers or a Majority-in-Interest of the Members.

          . . . .

                    3.5  No Further Contributions or Loans. The liability of
                         ---------------------------------
          each Member to the Company is limited to its Capital Commitment as specified in its Admission Agreement or Schedule A hereof, as either may be amended from time to time by agreement of the Company and such Member or to reflect the Capital Commitments made by Admission Agreements. Such Capital Commitments, at the time they are called, constitute the only funds that the Members are required to furnish to the Company, whether by way of contribution of capital, loan, or otherwise.

          . . . .

                    4.1  Management Generally.  The business and affairs of the
                         --------------------
          Company shall be managed under the direction of a board of managers having no fewer than three members at all times, and each of whom shall be an individual over 21 years of age qualified to serve as a director under the 1940 Act (the "Managers"), and no more than 60% of whom may be Interested Persons at any time. No Manager in his or her individual capacity as such shall have the authority or capacity to bind the Company or conduct its business. The Managers shall act on behalf of the Company only as a body and, except as required by the 1940 Act or the rules issued thereunder, such action shall be carried either by an affirmative vote of a Majority of the Managers cast at a meeting duly called and at which a quorum of one third of all Managers is present, or alternatively, by unanimous written consent. Similarly, no Member in its capacity as such shall have the authority or capacity to bind the Company or conduct its business, but shall have only such voting and other management and participation rights as are specifically set forth herein.

          . . . .

                    5.4  Member Representations and Warranties.  Each Member
                         -------------------------------------
          hereby represents and warrants to the Company and each other Member that: (a) if such Member is an Organization, it is duly organized, validly existing, and in good standing under the law of its state of organization and has full organizational power and authority to execute and agree to the Agreement and to perform its obligations hereunder; (b) it is acquiring its Units in the Company for its own account as an investment and without an intent to resell such Units;
          (c) it acknowledges that the Units have not been registered under the 1933 Act or any state securities laws, and may not be resold or Transferred by the Member without appropriate registration or the availability of an exemption from such requirements; (d) Transfer of the Units is further subject to the discretionary approval of the President and the Members pursuant to the terms hereof;
          (e) it meets one or more of the following requirements: (i) it is an "accredited investor" within the meaning of
          Section 501(a) of Regulation D promulgated under the 1933 Act; or (ii) it or its authorized representative (A) has sufficient knowledge or experience in financial and business matters to enable an evaluation of the merits and risks of owning one or more Units in the Company, and (B) has access to all of the information that would otherwise be available to it if the offering of the Units were registered under the 1933 Act; (f) it or its authorized representative has provided to the Managers all of the information requested by the Managers to make a reasonable determination that the Member or, where applicable, its authorized representative, satisfies the requirements set forth in (e) above.

          . . . .

                    10.1  Limitation on Transfer of Ownership Interests.
                          ---------------------------------------------

                          (a) No Member may Transfer all or any part of its Ownership Interest in the Company or substitute the transferee as a new Member without obtaining the prior approval of the President and approval by written consent or vote held at a meeting by those Members holding more than 50 percent of the outstanding Units (calculated without regard to the Units held by the Transferring Member in either the numerator or the denominator), which approval may be withheld in the sole and absolute discretion of the President and each Member; provided, however, that in connection with the financing of his
          --------  -------
          Capital Contributions (or any portion thereof) by any Person, J.T. Crandall (or any successor-in-interest to Mr. Crandall's Unit position who has agreed to maintain a one percent Ownership Interest in the Company for tax purposes) may grant a security interest in Distributions to be made with respect to his Units, and such grant shall not be considered a "Transfer" for purposes of this Agreement nor shall any transfer made to the grantee in connection with such a security interest make the grantee or transferee a Member of the Company unless the consents otherwise required by this Agreement are received.

          . . . .

                    10.3  Admission of Substituted Members.  A transferee of an
                          --------------------------------
          Ownership Interest (or any portion thereof) shall be admitted as a Member (a "Substituted Member") and admitted to all the rights of the Member who initially assigned the Ownership Interest, only with the prior approval of the President and by written consent or vote held at a meeting by those non-Transferring Members holding more than 50 percent of the outstanding Units (calculated without regard to the Units held by the Transferring Member in either the numerator or the denominator), which approval may be withheld in the sole and absolute discretion of the President and each

          Member. If so admitted pursuant to the terms of Article III hereof, the Substituted Member shall have all the rights and powers and is subject to all the restrictions and liabilities of the Member originally having the Ownership Interest. The admission of a Substituted Member, without more, shall not release the Member originally assigning the Ownership Interest from any liability to the Company that may have existed prior to the approval.

          . . . .

                    10.4  Admission of Additional Members.  The Members, acting
                          -------------------------------
          by written consent of or vote held at a meeting of those Members holding more than 50 percent of the outstanding Units, which consent or vote may be withheld in the sole and absolute discretion of each Member, may from time to time and with the concurrence of the President permit the President or any other Officer designated by the President to admit Additional Members and, consistent with the terms hereof, determine the Capital Contributions and Capital Commitments of
          such Additional Members; provided, however, that no Person subject to
                                   --------  -------
          ERISA shall be admitted as an Additional Member until the Company has registered as an "investment company" under the 1940 Act.

          . . . .

                    10.5  Certain Documents.  Each transferee or potential
                          -----------------
          transferee desiring to become a Substituted Member and each potential Additional Member, as a condition to its admission as a Member, shall execute and acknowledge such instruments (including, without limitation, an Admission Agreement and/or a power of attorney), in form and substance satisfactory to the Managers, as the Managers shall reasonably deem necessary or desirable to effectuate such admission and to confirm the agreement of the transferee as an Additional Member or Substituted Member, as the case may be, to be bound by all the terms and provisions of this Agreement with respect to the Ownership Interest (or portion thereof) acquired. Except in connection with the admission of the first 100 Members of the Company, the cost of which shall be borne by Brazos, all reasonable expenses, including attorneys' fees incurred by the Company in connection with the admission or substitution of new Members, shall be borne by such new Members.


                    15.1  Dissolution.  The Company shall be dissolved and its
                          -----------
          affairs wound up, upon the first to occur of the following events:

          . . .

                          (c) the Dissociation of any Member, unless the business of the Company is continued with the approval of the President and by written consent or vote held at a meeting by those Members holding than 50 percent of the outstanding Units (calculated without regard to the Units held by the Dissociating Member in either the numerator or the denominator), which approval may be withheld in the sole and absolute discretion of the President and each Member;

          In addition, the definition of "Admission Agreement" and Exhibit A to the Operating Agreement shall be amended to read as follows in relevant part:


                    "Admission Agreement" shall mean an Agreement between a Person and the Company in the form attached hereto as Exhibit A to allow such Person to be admitted as an Additional or Substituted Member of the Company or, with respect to existing Members, to increase its Capital Commitment. Each Admission Agreement shall indicate the number of such Member's Units to be issued on the date of the initial Capital Call, if any, relating to such admission, and such Member's remaining Capital Commitment, if any.

          . . . .

                EXHIBIT A - Amended Form of Admission Agreement


                                    [Date]

          WhiteRock Portfolio Investors, L.L.C.
          c/o Administrator
          [Insert Address]


          Attention: [President] and [Secretary]


          Dear [   ]:

                    The undersigned, ______________, hereby requests admission as a Member of WhiteRock Portfolio Investors, L.L.C., a limited liability company (the "Company") pursuant to the terms stated herein, or, to the extent the undersigned is currently a Member, hereby requests to increase its Capital Commitment in the amount stated below. The undersigned acknowledges that the undersigned has read and understands the Limited Liability Company Agreement for the Company, dated September 29, 1995 (the "Operating Agreement"), as amended, and, if admitted or allowed to increase its Capital Commitment, agrees to abide by its terms and conditions. (All capitalized terms used but not otherwise defined in this letter shall have the meanings assigned to them in the Operating Agreement.)

                    The undersigned understands that acceptance as a Member of the Company or as a Member desiring to purchase additional Units requires it to meet certain qualifications specified in the Operating Agreement. In this regard, the undersigned hereby represents that:


          . . . .

              [__]  (d)  a Manager (or Manager elect) or executive Officer of the Company;

          . . . .

                    (3) the undersigned has provided to the Managers of the Company (or their designees) all of the information requested to determine whether the undersigned or such person's authorized representative satisfies the conditions stated in (1) or (2) above.

          . . . .

                    The undersigned further understands that the undersigned, if accepted will become a Member of the Company upon the latest to occur of the following:

              (1) The date of acceptance of this Letter Agreement, which may be withheld by the President or his designee at the direction of the Members, acting in their sole and absolute discretion; or

              (2) The date a Capital Contribution is made with respect to the undersigned's Ownership Interest in the Company; or

              (3) The date the Capital Contribution, the number of ownership Units issued with respect thereto, the remaining Capital Commitment (if applicable), and the undersigned's status as a Member, have been duly reflected on the books and records of the Company.

                    The undersigned understands and agrees that this request to be admitted as a Member pursuant to the terms hereof and of the Operating Agreement shall be irrevocable for a period of 60 days from the date of this letter. If the President of the Company or his designee, after obtaining all requisite approvals of such admittance, accepts on behalf of the Company the request for admission made herein, he or she shall promptly return one copy of this letter to the undersigned or its representative, but the undersigned shall not become a Member until all of the terms and conditions stated herein and in the Operating Agreement have been complied with.

              (Check any additional boxes that apply and fill in the amounts of the blanks below.)


          NUMBER OF UNITS, IF ANY, TO BE REGISTERED IMMEDIATELY IN THE NAME OF THE UNDERSIGNED BY TRANSFER FROM AN EXISTING MEMBER, WITHOUT ADDITIONAL CAPITAL CONTRIBUTIONS IN RESPECT THEREOF:

              _______ (_________________)

              [ ] If the blank above is filled in, a true and correct copy of the documentation evidencing the gift or transfer of the number of Units indicated is attached.

          REMAINING CAPITAL COMMITMENT (INCLUDING THE BALANCE OF ANY PRIOR COMMITMENTS ACCEPTED BUT NOT YET CALLED BY THE COMPANY), IF ANY, OF THE UNDERSIGNED TO PURCHASE ADDITIONAL UNITS, WHICH CAPITAL COMMITMENT SHALL BE SATISFIED ON THE CLOSING DATES SPECIFIED BELOW OR REMAIN SUBJECT TO CAPITAL CALL BY THE COMPANY ON ONE OR MORE ADDITIONAL DATES PRIOR TO THE END OF THE TERM OF THE COMPANY TO BE SPECIFIED PURSUANT TO THE TERMS OF THE OPERATING AGREEMENT:

                    TOTAL REMAINING COMMITMENT           $____________.

                    AMOUNT INITIALLY DUE ON ____, 19__:  $_____________.


                                                  Sincerely,


                                                  _________________

                                        Address:  __________________
                                                  __________________

          ACCEPTED AND AGREED:

                    I hereby certify that I have sought and received the requisite approval of the Members of WhiteRock Portfolio Investors, L.L.C. to accept the signatory above as a Member of the Company pursuant to the terms set forth above and in the Operating Agreement. In deciding to accept such signatory as a Member, the Members and I have reasonably relied on the representations contained in this Letter Agreement, among others contained in the Operating Agreement, and I have made all reasonable efforts to ensure their accuracy. A copy of all applicable consents will be kept on file with the Company.


          _________, ____                     By: _________________
             Date                                   Its: President



                                     xviii

     Explanation:  Under Internal Revenue Service ("IRS") authorities existing
     -----------
at the time the Company was organized, whether an entity had at least three of the "corporate" characteristics of limited liability, continuity of life, centralized management and free transferability of interests determined whether the entity would be considered by the IRS as an association taxable as a corporation or, alternatively, a partnership with essentially "pass-through" tax status for Federal tax purposes. In appropriate circumstances, these requirements could be satisfied by reference solely to the designated managers of a limited liability company rather than the members generally. The Operating Agreement currently takes this approach, requiring the Managers (who approve the admission or substitution of new Members and to whom certain of the dissolution events apply exclusively) collectively to satisfy certain requirements set forth in IRS Revenue Procedure 95-10, 1995-3 I.R.B. 20 ("Rev. Proc. 95-10"), which procedure addresses the tax classification of limited liability companies generally. Specifically, Section 4.1, by reference to the "Rev. Proc. 95-10 Member-Manager Requirements" proposed for deletion above, requires the Managers collectively to maintain one percent ownership of the Company's outstanding

Units as suggested by Rev. Proc. 95-10 with respect to member-managed limited liability companies. (Although Rev. Proc. 95-10 provides a safe harbor for those entities seeking rulings from the IRS as to their classifications, the Company has not sought, nor does it currently intend to seek such a ruling.)

     On December 17, 1996, the Internal Revenue Service promulgated new regulations (the "check-the-box" regulations) simplifying the Federal entity tax classification rules applicable to limited liability companies such as the Company, and which provide additional flexibility to the Company for purposes of its Federal tax classification. See Treasury Regulation (S) 301.7701-1 et seq.
                                 ---                                    -- ---
Some, but not all of the states, are expected to follow the new Federal classification rules, in whole or in part.

     In any event, it is no longer anticipated that the Managers will maintain the necessary ownership to ensure pass-through tax classification for all state and Federal purposes simply by virtue of satisfying the Rev. Proc. 95-10 requirements. In this regard, however, requiring the Managers to comply with the one percent ownership requirement set forth in Rev. Proc. 95-10 is not the exclusive method by which the Company may be deemed to have the attributes needed for classification as a partnership. In Rev. Proc. 95-10, the IRS recognizes that a limited liability company also may satisfy the requirements for pass-through tax treatment by applying the four characteristics discussed above to the members as a whole. Moreover, it is expected that, at least in the near term, this "four factor" approach may continue to be followed in a number of states notwithstanding the promulgation by the IRS of the new Federal tax regulations. Therefore, pending counsel's review of the position taken by the various states with regard to the new Federal classification regulations, the amendments listed above are designed to enable the Company to continue to be classified as a partnership for most state tax purposes without regard to the provisions affecting solely the Managers, by appropriately limiting the transferability of Units and admission of new Members, as well as the continuation of the Company upon certain dissolution events, by (1) vesting power to approve certain admissions and substitutions directly in the Members (acting through a majority vote of the outstanding Units), and (2) applying dissociation events to all of the Members rather than just the Managers. The amendments to the form of Admission Agreement are largely conforming changes.

     Finally, it is also proposed that the word "Member" in the fourth line of Section 4.1 of the Operating Agreement as set forth above will be deleted. The effect of this deletion is to allow for the possibility that Managers may be elected in the future who are not necessarily Members of the Company. In light of the revisions concerning the Rev. Proc. 95-10 Member-Manager Requirements discussed above, this limitation is no longer necessary for partnership tax purposes.

     In addition to the tax related amendments discussed above, the amendment of the quorum language in Section 4.1 noted above is discussed in the following section.

  Clarification of Various Quorum and Voting Percentages
  ------------------------------------------------------

     Proposed Amendments:  In addition to the proposed amendment of Section 4.1
     -------------------
noted above which would change the quorum requirement for the Board from "two" Board members to

"one third," a corresponding change to Section 4.2(b) is proposed as follows:

          4.2  Election, Tenure, and Removal of Managers
               -----------------------------------------

                    . . . .

                    (b) Upon any vacancy on the Board of Managers, unless otherwise required by law, the remaining Managers shall elect each successor Manager by a unanimous vote of the remaining Managers; provided, however, that in the event of any vacancy on the Board where
          --------  -------
          the Managers cannot agree by unanimous vote within 10 days on a successor Manager qualified to serve hereunder or whenever at least one third of the remaining Managers have been previously elected by the Managers without subsequent ratification by the Members, election of any new Manager, who shall be qualified to serve hereunder, shall instead be by Majority-in-Interest Vote of the Members, who may either vote to fill such vacancy at that time or, alternatively, to reduce the number of Managers then serving to the number then remaining in office if not less than three; and provided, further, that the Managers may thereafter vote to again increase such number to not more than five at any later time pursuant to and subject to the requirements of Section 4.2(d) hereof..


                    Explanation:  The amendments to Sections 4.1 and 4.2
                    -----------
clarify the quorum requirements Act by stating the number of Managers constituting a quorum as a fraction of the total Board (one third) rather than an absolute number. These amendments are made necessary by the increase in the number of Managers from three to five shortly after the Company was formed. (In connection with Proposal no. 3, however, the Unitholders are being asked to approve a reduction in the number of Managers to four pending any further expansion of the Board as permitted by the Operating Agreement.) The use of a portion of the Board, stated as a

                                     xxiii
fraction, will also be self-correcting in the event the number of Board members changes again in the future.

                    Recusal Procedure for Managers
                    ------------------------------
          Proposed Amendment:  Section 11.6 shall be amended in relevant part as
          ------------------
          follows:

                    11.6  Rights of Managers and Officers to Conduct Other
                          -------------------------------------------------
          Business; Conflicts of Interest.  Subject to the requirements of
          --------  ---------------------
          Section 17 of the 1940 Act and the provisions of any Company Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act, nothing contained in this Agreement shall be deemed to restrict in any way the freedom of each Member, Manager, or Officer, Brazos and each of their Affiliates, including any director, manager, officer, or employee of such Person, to conduct any other business or any other activity whatsoever, including without limitation, the acquisition, holding and disposing of real estate, Securities or assets of any entity whether or not such activities would also have been appropriate for the Company, and without having or incurring any obligation to offer any interest therein to the Company or any Member. No Manager or Officer shall be deemed to have a conflict of interest by virtue of any such activity or by virtue of its employment by or relationship to Brazos or any of its Affiliates or the activities undertaken by them. To the extent any Manager believes that he or she may have a conflict of interest with respect to any matter to be considered by the Managers, such Manager shall promptly disclose such conflict to the other Managers, and thereafter shall recuse himself or herself from further consideration of such matter. To the full extent allowed by applicable law, any action taken by the other Managers with respect to such matter may be taken if approved or ratified by the requisite percentage or written consent of the Managers pursuant to the terms hereof without counting for these purposes the recused Manager or Managers in either the numerator or denominator, and any action that could otherwise be taken or ratified by unanimous written consent may be effected instead by the unanimous written consent of the non-recused Managers. Any such action may also be taken or ratified pursuant to the Majority-in-Interest Vote of the Members.

          Explanation:  This amendment provides a procedure whereby a Manager
          -----------
may recuse itself in the event of a conflict of interest.

                       Officer Succession and Vacancies
                       --------------------------------

              Proposed Amendment:  Sections 4.5 and 4.10 of the Operating
              ------------------
Agreement shall be amended in relevant part to read as follows:

                    4.5  Election, Tenure, and Removal of Officers.  At all
                         -----------------------------------------
          times, the Managers shall have elected by Majority Vote a President, one or more Vice-Presidents, a Treasurer, and a Secretary to serve as the Officers and authorized agents of the Company. A person may hold more than one office in the Company except that no person may serve concurrently as both President and Secretary of the Company. Officers may but need not be Members or Managers. Each Officer shall hold office at the pleasure of the Board of Managers or until his or her failure to qualify for such position pursuant to the terms hereof, death, resignation, or removal with or without cause by a Majority Vote of the Managers. Any vacancy in a Board of Managers-appointed Officer position other than the President shall be filled on an interim basis prior to the next meeting of the Managers as provided herein, or, if not provided herein, at the direction of the President. Any vacancy in the position of President shall be filled on an interim basis by the Treasurer, and if both positions are vacant, then by that Vice President previously designated to fill such role, if any, by the President or the Board of Managers, and if none, then by the Vice President with the longest length of service with the Company or, to the extent two or more Vice Presidents have the same length of service, by the one whose last name appears first alphabetically. In the event only one Officer shall remain at any time, then regardless of his or her position such Officer shall exercise the powers of the President on an interim basis until election of one or more replacements by the Managers. In the absence of any Officers, authority to operate the Company shall reside solely in the Managers or any other duly authorized designee of the Managers.

          . . . .

                    4.10  Subordinate Officers; Committees.  By notice to the
                          --------------------------------
          Managers, the Treasurer may appoint an Assistant Treasurer and the Secretary may appoint up to two

          Assistant Secretaries, each of whom shall be fully qualified to serve as the Treasurer or Secretary, respectively. The Board of Managers may also from time to time authorize any committee or Officer to appoint assistant and subordinate Officers. Election or appointment of an Officer, employee or agent, whether by action of the Managers or otherwise, shall not in and of itself create contract rights. As to any assistant or subordinate Officer, any committee or Officer authorized hereby or by the Managers or which appointed such assistant or subordinate Officer in the first place may remove such Officer. The removal of an Officer does not prejudice any of his or her contract rights, if any.

                Explanation: The proposed amendment is designed to clarify the
                -----------
line of succession should vacancies in the Company's primary Officer positions arise, as recently occurred, and to provide for the appointment of certain subordinate Officers in the Operating Agreement itself rather than requiring a subsequent Board resolution. The clarification is needed because in the past, the Company has had several Vice-Presidents at one time. Under the amendment, these would succeed the President and Treasurer in clear order of priority. The President would also be able to appoint replacements to fill vacancies on an interim basis between Board meetings.

         Reinstatement of Original Capital Commitment Obligations
         --------------------------------------------------------
            to the Extent of Refunds Distributed to the Members
            ---------------------------------------------------

     Proposed Amendments:  Section 3.2(c) shall be amended to read as follows:
     -------------------

               (c) On or prior to the date of admission of any Additional or Substituted Member, and prior to the issuance of any additional Units to an existing Member, each such

        Member agrees to and shall make a Capital Contribution in the amount, if any, and at the time or times (each, a "Closing") set forth opposite its name on Schedule A or its Admission Agreement or as may be stated in any Capital Call (as defined below) issued by the Company in accordance with this Agreement; provided, however, that any Additional Member or
                        --------  -------
        Substituted Member for whom the Company has previously received a Capital Contribution with respect to any Unit(s) to be registered on the books and records of the Company in the name of such Member pursuant to the terms hereof shall not be required to make any additional contribution at the time of such Member's admission. The total amount of capital that each Member or Person seeking admission as a Member agrees to contribute to purchase Units shall be set forth and designated as its "Total Capital Commitment" on Schedule A or its "Total Remaining Commitment" on its Admission Agreement, as the case may be, and any part of such commitment that remains unfulfilled at any time may be called by the Company upon ten Business Days Notice to such Member or potential Member (a "Capital Call"). For these purposes, to the extent the Company receives any refund or other return of capital attributable to an investment made by the Company that does not reduce the original capital commitment made by the Company with respect to such investment, then the amount of any distribution made to the Members on account of the Company's receipt of such refund or other return of capital
        (excluding, however, any amount attributable to interest on a refund) shall be added back, on a pro rata basis, to the amount of any previously reduced remaining Capital Commitment of the Members so as to remain available to be redrawn by the Company as part of each Members' Total Capital Commitment in connection with any redraw of capital from the Company in respect of the related investment. All such returned amounts shall be accounted for by the Company to the Members.

                A corresponding change shall be made to Section

4.14    ("Major Actions") as follows:

                (b)  Causing the Company to make any Capital Call with
        respect to any outstanding Capital Commitment after the aggregate amount of prior Capital Contributions made to the Company and not subsequently refunded exceeds $15 million, without the prior approval of the Managers; provided, however, that the President or any other Officer
                  --------  -------
        authorized by the President may make Capital Calls prior to the time such limit is exceeded without regard for further direction from the Managers so long as such Capital Calls are made to enable the Company to meet any legal obligation that was previously duly approved by the Managers.


                                     xxvii

        Explanation:  This amendment is designed to enable the Company to meet
        -----------
its capital commitments with respect to investments it has made. For example, the Company's initial investment was in Brazos Fund, L.P. Pursuant to the Amended and Restated Limited Partnership Agreement governing Brazos Fund, L.P. (the "Brazos LPA"), however, as a limited partner in Brazos Fund, L.P. the Company has received various distributions in the nature of refunds of its original capital contributions to Brazos Fund, L.P., together with interest thereon, each time that an additional limited partner has been admitted to Brazos Fund, L.P. subsequent to the date of the Company's own admission as a partner therein. (Each of these admissions also effectively lowered the overall percentage interest of the Company as a partner in Brazos Fund, L.P.) The Brazos LPA, however, provides that the amount of such refunds increases the remaining capital commitment of the limited partners receiving the refunds (for example, the Company), so that such amounts effectively remain available to be redrawn by Brazos Fund, L.P. as originally agreed with the affected limited partner. The Company's Operating Agreement currently does not have a similar "redraw" provision, and thus, to the extent the Company desires to distribute to its own Members such refunds received from Brazos Fund, L.P. or with respect to

                                    xxviii
other past or future investments that may also be structured in this manner (e.g., the Company's recent investment in the Lone Star Opportunity Fund, L.P.), rather than retaining them for immediate reinvestment, the Company could either find itself obligated on such investments without the ability to draw already contributed and refunded capital from its own Members, or, to prevent such shortfalls, the Company could be forced to retain a greater share of such distributions in anticipation of additional calls from Brazos Fund, L.P. or similarly structured investments of the Company.

                      Automatic Remittance of Tax Returns
                      -----------------------------------
                       and Correspondence to All Members
                       ---------------------------------

     Proposed Amendment:  Section 9.4 of the Operating Agreement shall be
     ------------------
amended as follows:

                    9.4  Annual Report.  Within sixty (60) days after the end of
                         -------------
          each Company Fiscal Year, the Managers shall cause to be prepared and furnished to each Member (a) the balance sheet of the Company dated as of the end of the Fiscal Year then ended; (b) a related statement of cash flow and income or loss for the Company for the same year, together with a report thereon by a firm of independent certified public accountants selected in accordance with this Agreement and the 1940 Act with respect to the audit of such financial statements by such firm; (c) a statement of change in net assets and liabilities of the Company for the same year; and (d) a list of investments held by the Company during such Fiscal Year; and (e) such other information as is required by the 1940 Act.

                    9.4.1  Cost of Reports and Audits.  The expenses incurred in
                           --------------------------
          furnishing the reports and information, as well as the annual audit of the books and records of the Company, as required by this Article IX, shall be borne by Brazos.

                    9.4.2  Preparation and Filing of Income Tax Returns and
                           ------------------------------------------------
        Other Writings.  The Managers shall cause the preparation and timely
          --------------
        filing of all Company tax returns, shall on behalf of the Company make such tax elections, determinations, and allocations as appear to be appropriate, and shall timely make all other filings required by any governmental authority having jurisdiction to require such filing, the cost of which shall be borne by the Company. The Managers shall also cause to be delivered to the Members, within ninety (90) days after the expiration of each tax year of the Company, a Form K-1 prepared by the Company's accountant. This form shall show the allocation of profit or loss of the Company for Federal income tax purposes, including all separately stated items, to each Member. No election shall be made by the Company or any Member to be excluded from the application of the provisions of subchapter K of the Code or from any similar provision of state tax laws. Upon the distribution of any Asset of the Company to any party hereto, the Company, at the Managers' option, may file an election in accordance with applicable Treasury Regulations to cause the basis of any Asset to be adjusted for federal income tax purposes as provided in sections 734, 743, and 754 of the Code.

                    9.4.3  Controversies with the Internal Revenue  Service.  In
                           ------------------------------------------------
        the event of any controversy with the Internal Revenue Service or any other taxing authority involving the Company or any individual Member or Members, the outcome of which may adversely affect the Company, directly or indirectly, or the amount of the allocation of income, gain, loss, deduction, or credit of the Company to such Member, the Company may, at its option, incur expenses it deems necessary or advisable in the interest of the Company in connection with any such controversy, including, without limitation, reasonable attorneys' and accountants' fees. Brazos is hereby designated by the Members as the "tax matters partner" of the Company as defined in Section 6231(a)(7) of the Code and in such capacity shall represent the Company in any disputes, controversies or proceedings with the Internal Revenue Service. The Company will promptly send to each Member that requests it a copy of all correspondence sent to or received from the Internal Revenue Service by the Company during the one year period prior to receipt of the request.

                Explanation: The Operating Agreement currently provides that all
                ------------
        tax returns and related correspondence will be transmitted to all of the Members automatically. Insofar as the Members will at all times number at least

        100, and each has the right to inspect and copy all such returns and correspondence at the offices of the Administrator, the amendments are designed to eliminate the more burdensome requirements of automatic distribution to all Members while still affording them reasonable access to the information.

                Procedure for Amending the Operating Agreement
                ----------------------------------------------
                Proposed Amendment: Section 13.1 shall be amended to read as
                ------------------
        follows:

                        13.1  Amendment.
                              ---------



                (a) Any provision of this Agreement may be amended by Majority-in-Interest Vote of the Members, or by the Managers as they deem necessary or desirable without the vote of the Members if needed to supply any omission, to cure, correct or supplement any ambiguous, defective, or inconsistent provision hereof or provision containing factual information no longer current, to conform this Agreement to the requirements of the Act, the Code, the 1933 Act, the 1940 Act, ERISA, or any other applicable laws or regulations, and in such instances upon a vote of two-thirds in number of all Managers then serving at a meeting of the Managers duly held or by their unanimous written consent in lieu of a meeting, but neither the Members nor the Managers shall be liable for failing to do so, and provided further that no amendment of this Agreement shall, without the consent of the affected Member or Manager, as the case may be (i) increase the liability of a Member beyond the liability of such Member expressly set forth in this Agreement or as applicable, its Admission Agreement, or otherwise modify or affect the limited liability of such Member or the liability of any Manager or agent of the Company; (ii) change the maximum Capital Contribution required of any Member (other than as provided in this Agreement or its Admission Agreement); (iii) change the method of allocations made under the provisions of Articles VII, VIII, and XV hereto to any Member (except as allowed by this Agreement); or (iv) change any rights with respect to any Unit in the Company by reducing the amount payable thereon upon liquidation of the Company or by diminishing or eliminating any voting rights pertaining thereto, without a two-thirds in interest approval of the Members and, to the extent such amendment materially and adversely affects the rights and obligations of a Manager or Member hereunder, the affirmative consent of any affected Manager or Member or alternatively with respect to such Member, granting it the right to immediate redemption of its Units.

               (b) For any amendment the Managers shall deliver to each Member, as provided for in Section 13.1, written notice requesting if necessary such Member's consent and upon receipt of the required consents and execution of the documents setting forth the amendment, such amendment shall become effective. Any alleged amendment hereto that is not so documented shall be ineffective.

               (c) Notwithstanding any other provision of this Agreement, the Managers are also specifically authorized, upon the advice of legal counsel for the Company that doing so will not adversely affect the pass-through tax status of the Company, to amend any or all of Sections 3.1(b), 10.1(a), 10.3, 10.4, and 15.1(c) of this Agreement to require approval of transfers, substitutions, admissions, and continuation of the Company upon the happening of a dissolution event in a manner other than by vote of the Members holding more than 50 percent of the outstanding Units, and any such amendment shall become effective without the approval of any other Member. All such amendments shall be provided promptly to the Members.

        Explanation: This amendment will accomplish two purposes. First, it will
        -----------
make it easier for management to update the Operating Agreement to correct errors, clarify ambiguities, and take other necessary or advisable actions without calling a meeting of the Members, given the substantial expense that is incurred in doing so.

        Second, the amendment adding subsection "(c)" is designed to give the Managers of the Company the flexibility, without the need for further approval by the Members, to revise sections of the Operating Agreement imposing restrictions on the Company designed to satisfy the rules on partnership tax classification discussed in

                                     xxxii
subsection 2(a) above. The amendment would make it easier to take advantage of the increased flexibility of the check-the-box procedures recently adopted by the Internal Revenue Service are followed in the states where the Company may be deemed to be doing business. Any changes in the current requirements, however, would only be made with advice of legal counsel.

        Qualified Investment Definition; Termination Date
        -------------------------------------------------

        Proposed Amendments: The definition of "Qualified Investment" and
        -------------------
Section 2.3 shall be amended to read as follows, and the Termination Date shall be extended as indicated:


                "Qualified Investment" shall mean any real estate related investment of any kind or type, including any investment in any direct or indirect interest (whether characterized as equity, debt, or otherwise) in any of the following: (i) any Real Property; (ii) any loan or other obligation relating to any Real Property (whether performing or non-performing); or (iii) any Security issued by, or any other interest in, any entity directly or indirectly engaged primarily in the business of acquiring, developing, constructing, managing, operating, holding, and/or disposing of any Real Property or any interests referred to in
        (ii) above; provided, however, that the Real Property and other real
                    --------  -------
        estate related investments comprising or relating to each Qualified Investment shall , over the life of the Company, be targeted to include Real Property and other real estate related investments not less than 50% of which are located in the United States and Canada, not more than 33% of which are located in Europe, and not more than 33% of which are located elsewhere.

                "Termination Date" shall mean  June 30, 2007.


                                    xxxiii

                2.3  Investment Objectives and Policies of the Company.
                ---  -------------------------------------------------

                (a) The investment objective of the Company shall be to seek high total returns by buying, selling, exchanging or otherwise acquiring, holding, trading, investing in, managing, and dealing with Qualified Investments, whether such assets are acquired directly, or indirectly through partnerships, joint ventures, or otherwise. In pursuing its objectives, the Company shall focus primarily on acquiring, directly or indirectly, managing and disposing of distressed debt (including mortgage loans) and owned real estate ("REO") portfolios, single asset acquisitions, operating companies, development opportunities, tax exempt bonds, limited partnership interests, and high yield commercial mortgage-backed Securities, including but not limited to investing in entities organized or to be organized by Brazos and its Affiliates. The investment objectives and policies of the Company are set forth in more detail in Schedule B hereof, which is incorporated herein by reference. Subject to the terms and conditions of this Agreement, the Company shall have the power and authority to do all such other acts and things as may be necessary, desirable, expedient, convenient for, or incidental to, the furtherance and accomplishment of the foregoing objectives and policies and for the protection and benefit of the Company, including investing in any other types of incidental non-real estate related assets that are part of a Qualified Investment.

                Explanation: These amendments clarify and broaden the definition
                -----------
of real estate related investments in which the Company may invest to enable the Company to be less constrained in its international focus both with respect to geographic limits and time limits.

                Adoption of a Dividend Reinvestment Plan
                ----------------------------------------
        Proposed Amendment:  Section 3.4 shall be redesignated 3.4(b) and a new
        ------------------
subsection (a) shall be added as follows:

                3.4     Voluntary Capital Contributions of the Members.
                        ----------------------------------------------
                        (a) There is hereby established a dividend reinvestment plan for the Company pursuant to which any Unitholder, in the


                                     xxxiv
          discretion of the President, his designee, or any other designee of the Managers, shall have the option, prior to the declaration of a dividend, to elect whether to receive such dividend in cash or in additional Units issued at the then current value of such Units. No sales load shall be charged in connection with any additional Unit purchases made pursuant to the plan, nor shall any Unitholder be required to provide additional consideration in connection therewith.

          Explanation: This amendment will enable the Company's Unitholders the
          -----------
option to reinvest dividends, an action which currently requires approval of the Board of Managers or a Majority-in-Interest Vote of the Members on a case-by-case basis.


               Indemnification of Managers, Officers and Others
               ------------------------------------------------

          Proposed Amendments:  Sections 11.3(c) and (d) shall be amended as
          -------------------
follows:

          (c) Subject to any limitations provided by the 1940 Act and this Agreement, the Company shall have the power and authority to advance expenses to any Indemnitee, and shall advance such expenses to the full extent permitted by law. Specifically, upon the submission of a claim to the Company for indemnification hereunder, the Company shall pay such claim from Company Assets within 45 days unless it has been determined prior to such time, and subject in any event to recoupment by the Company upon any later determination, (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder is brought that such Indemnitee is not entitled to indemnification hereunder or, (2) in the absence of such a decision, (i) by a Majority Vote of those Managers of the Company not parties to the Proceeding ("Disinterested Non-Party Managers") that the Indemnitee is not entitled to indemnification hereunder, or (ii) if such vote is not obtainable because of the lack of Disinterested Non-Party Managers, or even if obtainable, if such Majority so directs, independent legal counsel, in a written opinion, concludes that the Indemnitee is not entitled to indemnification hereunder because of Disabling Conduct. All requests for indemnification or advancement of expenses shall be accompanied by an undertaking by the claimant to repay the Company in the event such a determination is made and proof reasonably satisfactory to the Disinterested Non-Party Managers that the claimant is capable of meeting such undertaking.

          (d) The Company may also indemnify and advance expenses to other Persons providing services to the Company or any of its Affiliates to the full extent provided by law as if the Company were a corporation organized under the Delaware General Corporation Law, provided in either event that such advance or indemnification has been approved by a Majority of the Managers.

          Explanation:  This amendment is designed to clarify the previous
          -----------
indemnification provisions and to obligate the Company to indemnify its managers and officers and advance their expenses to the full extent allowed by law.


                         Other Miscellaneous Revisions
                         -----------------------------

          Proposed Amendments: The following definitions shall be added to
          -------------------
Article I as follows:

          "Term" shall have the meaning set forth in Section 2.4.

          "Treasurer" shall mean the individual appointed by the Managers to whom various of their powers have been delegated pursuant to the terms hereof, and who shall perform the duties assigned him or her pursuant to
     Article IV.

                                     xxxvi

          Section 17.1 shall be amended to read as follows in relevant part:

                17.1    Notices.  ....For the purposes of all notices to the
                        -------
     Company, its address shall be 700 N.E. Multnomah, Suite 1600, Portland, Oregon 97232-4116, and copies of all such notices shall also be sent to the attention of Company Secretary of WhiteRock Portfolio Investors, L.L.C. at the address of any administrative agent appointed by the Company with respect to its affairs. For purposes of notice to the initial Managers, each of their addresses shall be as follows:

          J.T. Crandall                 c/o Brazos Principal GenPar,
                                        L.P.
                                        600 E. Las Colinas Blvd.,
                                        Suite 460
                                        Irving, Texas  75039

          Robert F. Lanz                c/o PacifiCorp
                                        700 N.E. Multnomah, Suite 1600
                                        Portland, Oregon  97232-4116

          Nori Gerardo                  c/o Pension Consulting Alliance
                                        514 N.W. 11th Avenue, No. 203
                                        Portland, Oregon  97209

     and for purposes of notice to any additional Managers named after the Effective Date, as set forth in their Admission Agreements, if any, or by other notice to the Company, provided, however, that each Manager listed
                                  --------  -------
     above (and any additional or successor Manager appointed pursuant to the terms hereof) shall have the continuing right to change his or her address for notice hereunder to any other location by giving thirty (30) days' prior notice of such change to the Company in the manner set forth above.


     The cover page of the Operating Agreement shall be amended to read in relevant part as follows:



                             AMENDED AND RESTATED

                      LIMITED LIABILITY COMPANY AGREEMENT

                                      FOR

                     WHITEROCK PORTFOLIO INVESTORS, L.L.C.


                                    xxxvii

                                --------------

                                    xxxviii

                                  Dated as of
                               the Effective Date
                                 stated herein.

                         Restated with all Amendments
                          Made as of January 21, 1997

     Finally, other conforming changes such as updating of the Table of Contents to reflect the changes indicated above and redating of the document footer shall be made, and the Operating Agreement shall be regenerated in its entirety as so amended and restated to date.

     Explanation:  The remaining amendments outlined above are designed to
     -----------
clarify the Operating Agreement and update changed factual information. For example, several terms defined in the main articles of the Operating Agreement were not cross-referenced in the definitions section. Other changes were needed to reflect the resignation of Robert Gidel as the Company's Secretary and its original contact person, and the recent election of the additional Managers.



                                     xxxix

                                   PROPOSAL 3

           ELECTION OF ADDITIONAL PERSONS TO THE BOARD OF MANAGERS;
                        RE-ELECTION OF CERTAIN MANAGERS

     The Board of Managers has approved for submission to the Unitholders Mr. Craig Longfield and Mr. Dan Rosborough for election to fill the vacancies created on the Board by the recent resignations of Messrs. Crandall, Wirkkala and Lanz. The Board has also approved submitting the names of Ms. Nori Gerardo and Mr. William Peressini for re-election by the Unitholders at this time as well. Each nominee has indicated his or her willingness to serve if elected. Each nominee will hold office until his or her death, Resignation, Removal or Dissociation as a Member and until his or her successor is elected and qualified. Subject to adoption of Proposal 2(b) above, a vote for the proposed slate of four Managers will also be deemed a vote in favor of reducing the current number of Managers from five to four in accordance with Section 4.2(b) of the Operating Agreement as it will be amended pursuant to this proxy solicitation. It is currently anticipated, however, that as allowed by Section 4.2(d) of the Operating Agreement, the Managers may elect an additional Manager and expand the Board to its maximum number of five at their next board meeting.

     Information on the business experience during the past five years of Mr. Peressini is set forth in Proposal No.

                                      xl

1 above. Such information regarding the business experience of Messrs. Longfield and Rosborough and Ms. Gerardo is set forth below:


==========================================================================
Name and Address of                     Age         Principal       Units
 Nominee                                            Occupation      Owned
--------------------------------------------------------------------------
 Craig Longfield                         51      Sr. Vice              0 *
 c/o PacifiCorp                                  President/Chief
 Financial Services                              Operating
 Inc.                                            Officer,
 825 N.E. Multnomah                              PacifiCorp
 Portland, OR 97232                              Financial
                                                 Services, Inc.
--------------------------------------------------------------------------
 Daniel J. Rosborough                    40      Director,             0 *
 c/o PacifiCorp                                  Benefit
 700 N.E. Multnomah                              Planning,
 Portland, OR 97232                              PacifiCorp
--------------------------------------------------------------------------
 Nori Gerardo                             40     Consultant,           5
 514 N.W. 11th Avenue,                           Pension
 No. 203                                         Consulting
 Portland, OR 97209                              Alliance
==========================================================================


* Messrs. Longfield and Rosborough do not currently own any Units. Such persons, however, may purchase Units of membership interest in the Company if their election to the Board is approved by the Members.

       Messrs. Peressini, Longfield and Rosborough are all members of the Investment Committee for PacifiCorp Master Retirement Trust, the controlling Unitholder of the Company. The Investment Committee has general responsibility for the investment of assets held by this trust and general responsibility for administering this trust.

                                      xli

     The Company's Board of Managers has no separate nominating, compensation or audit committee, or any committee performing similar functions, although the Board previously had designated Mr. Brian Wirkkala to serve as liaison for the Board in connection with the services to be provided by the Company's independent accountant. The Board as a whole acts in these capacities.

     As of December 16, 1996, all Managers and Officers of the Company as a group owned less than 1.00% of the Company's outstanding securities.

     No per meeting attendance fees have been authorized for any of the Managers. For fiscal 1995 and 1996, no compensation was paid to any "disinterested" Board member by the Company for attendance at any regularly scheduled meeting of the Board or for any other purpose. The Company has no bonus, profit-sharing, pension or retirement plan.

                                  PROPOSAL 4

             APPROVAL OF VARIOUS UNIT ISSUANCES AND UNIT TRANSFERS

     The Managers have determined it to be in the best interest of the Company
(1) to be able to accept additional Capital Commitments from certain of the existing Members to the extent offered by such Members, (2) to approve the transfer of any or all of Mr. Crandall's Units to Mr. Grayken, (3) to approve the making of additional gifts by Brazos xlii

Principal Genpar, L.P. ("Brazos") of Units purchased by it to those of its employees or employees of affiliates who are already Members of the Company, and
(4) to approve the transfer of Units from each of Messrs. Wirkkala and Lanz, as outgoing Managers, to each of Messrs. Longfield and Rosborough (the newly elected Managers), respectively, if they so agree among themselves. By prior board resolution and under the provisions of the amended Operating Agreement discussed above, however, such actions can only be taken if approved by the President and those Members holding more than 50 percent of the outstanding Units of the Company. The Managers therefore request authorization from the Members for the President or his designee to take the actions indicated above.

     With respect to the issuances of new Units, a vote for this proposal will authorize the President to accept additional Capital Commitments on behalf of the Company and its Managers from those Members indicated below, and thereafter to call capital from any or all of such Members from time to time, but solely for the purpose of fulfilling the Company's obligations with respect to its investments as previously approved by the Managers (including its subscription for a limited partner interest in the Lone Star Opportunity Fund, L.P.), and the President's acceptance shall remain subject to the Company's receipt of a valid Admission xliii

Agreement or equivalent subscription document from each of the following Members. In this regard, if approved by vote of the Unitholders, the President or his designee may accept additional Capital Commitments in the following or any lesser amounts from the Members listed below, and thereafter may act to call capital from such persons from time to time, and shall cause the Company to issue additional Units therefor on its books to the extent fully paid in cash:


                                 Amount of Authorized
     Member                      Additional Commitment
     ------                      ---------------------

John P. Grayken                  Up to an amount equal to the greater of 1% of
                                 the Members' Ownership Interests or 1% of the Company's total capitalization assuming funding of all outstanding commitments.

Brazos Principal Genpar, L.P.    $    20,000

     A vote in favor of this proposal shall also be a vote of approval of the sale, assignment or transfer of any or all of Mr. Crandall's Units to Mr. Grayken, and of Messrs. Wirkkala or Lanz's Units to Messrs. Rosborough and Longfield, in either case in the discretion of the transferor and on such terms as the transferor and transferee may agree amongst themselves, and to the admission of Messrs. Rosborough and Longfield as Members of the Company, whether after purchasing Units from another Member as indicated above, from the Company xliv
directly, or otherwise. Finally, a vote in favor will authorize approval of gifts of any of the Units held by Brazos Principal Genpar, L.P. ("Brazos") from time to time and whenever issued (including any Units newly issued pursuant to the approvals requested above), in the sole discretion of Brazos, to any of those persons previously identified to and approved by the Board of Managers by Unanimous Written Consent dated as of December 22, 1995, each of whom is currently a Member of the Company, and subject in either case to a determination by the Company's Administrator that such actions are permitted under applicable securities laws without adverse consequence to the Company or its Members.

                                 OTHER MATTERS

     The Board of Managers does not intend to present for action at the Meeting any business other than the matters described in the Notice of Special Meeting, and at the date of this Proxy Statement is not aware of any other matters that properly may be presented for action at the Meeting. If any other business not described herein should properly be brought before the Meeting, or if any procedural matters requiring a vote of Unitholders should arise at the Meeting, the persons named as proxies or their substitutes will vote the Units represented by them in accordance with their best judgment.

                                      xlv

                            NEXT MEETING OF MEMBERS

        The Company is not required, and does not intend, to hold annual or other periodic meetings of Members except as required by the Investment Company Act. The next meeting of Members will be held at such time as the Board of Managers may determine or at such time as may be legally required. A proposal which a Member wishes to have included in the Company's proxy materials for such meeting must be received by the Company at its principal office within a reasonable time before the release of the Company's proxy soliciting materials with respect to such meeting, as determined by the Board of Managers. Any such proposal must comply with the requirements of applicable law and regulations governing both the eligibility of the proponent and the form and substance of the proposal.

        All Unitholders are urged to mark, date, sign and return the Proxy in the enclosed envelope, which requires no postage if mailed in the United States.

                                             By Order of the Board of Managers
                                             Sharlene Snyder, Secretary

Dated:  January 13, 1997

                                     xlvi

                                     PROXY
                     WHITEROCK PORTFOLIO INVESTORS, L.L.C.

                            MEETING OF UNITHOLDERS

                               January 21, 1997

     KNOW ALL MEN BY THESE PRESENTS that the undersigned unitholder of WhiteRock Portfolio Investors, L.L.C. ("WhiteRock") hereby appoints Larry Wallace, Sharlene Snyder, and David Hood, or any one of them, true and lawful attorneys, with power of substitution of each, to vote all units which the undersigned is entitled to vote, at the Special Meeting of Unitholders of WhiteRock to be held on January 21, 1997 at the Offices of Brazos GenPar, Inc., 600 N. Pearl Street, Suite 1500, Dallas, Texas, 75201, at 2:00 p.m. Central Prevailing Time, and at any adjournment thereof ("Meeting").

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS OF WHITEROCK. The attorneys named will vote the units represented by this proxy in accordance with the choices made on this proxy. IF NO CHOICE IS INDICATED AS TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THESE MATTERS.

     1. To ratify various actions taken by the Board of Managers by unanimous written consent in lieu of a meeting to elect two additional managers, and at the Company's initial organizational meeting to appoint an independent accountant for the Company and other actions in furtherance of compliance with the Investment Company Act of 1940;

     FOR [_]      AGAINST [_]     ABSTAIN [_]

     2. To approve the following amendments to the Company's Limited Liability Company Agreement ("Operating Agreement"):

  (a) amendments with respect to approval of Unit transfers and admittance of new Members directly by the Unitholders rather than the Board of Managers, and changing those persons to whom various dissolution events may apply, each of which amendment is designed to provide an alternative method for the Company to obtain various desired attributes respecting its entity classification as a partnership for certain tax purposes, and corresponding amendments to delete certain xlvii
     requirements previously applicable to the Managers as a group;

     FOR [_]   AGAINST [_]   ABSTAIN [_]

(b) amendments to clarify the quorum and other voting requirements for the Board;

     FOR [_]   AGAINST [_]   ABSTAIN [_]

(c)  an amendment to add a recusal procedure for Managers;

     FOR [_]   AGAINST [_]   ABSTAIN [_]

(d) an amendment to clarify and specify the line of succession of the Officers of the Company and the filling of vacancies on an interim basis between meetings of the Board of Managers, and to allow for the appointment of subordinate Officers;

     FOR [_]   AGAINST [_]   ABSTAIN [_]

(e) an amendment designed to more closely match the ability of the Company to call Capital Commitments from the Members with its obligation to meet its own capital commitments with respect to its investments;

     FOR [_]   AGAINST [_]   ABSTAIN [_]

(f) amendments designed to eliminate the obligation of the Company to send all tax filings, returns and correspondence of the Company to each Member automatically rather than upon request;

     FOR [_]   AGAINST [_]   ABSTAIN [_]

(g) an amendment to enable the Managers to make certain ministerial or corrective amendments to the Operating Agreement, or those required by law or otherwise advisable, without the vote of the Members, provided various protections of those parties affected are in place; and

     FOR [_]   AGAINST [_]   ABSTAIN [_]

                                    xlviii

     (h) amendments to expand the definition of Qualified Investment and extend the termination date of the Company;

          FOR [_]   AGAINST [_]   ABSTAIN [_]

     (i) an amendment to create a Unit dividend investment plan for the Company's Unitholders;

          FOR [_]   AGAINST [_]   ABSTAIN [_]

     (j) amendments to clarify and expand the Company's indemnification obligations with respect to its officers and managers;

          FOR [_]   AGAINST [_]   ABSTAIN [_]

     (k) various amendments which add cross-references to terms previously undefined in the Definitions section of the Operating Agreement, and to update notice provisions and other factual matters referenced in the Operating Agreement.

          FOR [_]   AGAINST [_]   ABSTAIN [_]

          3. To elect Messrs. Longfield and Rosborough to the Board of Managers; to re-elect Mr. Peressini and Ms. Gerardo, and to reduce the current number of Managers to four;

          FOR [_]   AGAINST [_]   ABSTAIN [_]

          4. To approve various Unit issuances and capital calls to John Grayken and Brazos Principal GenPar, L.P., transfers of Units from Mr. Crandall to Mr. Grayken and from Messrs. Lanz and Wirkkala to Messrs. Longfield and Rosborough, and from Brazos Principal Genpar, L.P. to various other Members referenced in the proxy solicitation.

          FOR [_]   AGAINST [_]   ABSTAIN [_]

                                     xlix

          Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

                               Date January     , 1997
                                            ----

                               -------------------------------

                               -------------------------------

                               Please sign exactly as your name or names appear hereon. If units are held jointly, either holder may sign. Corporate proxies should be signed by an authorized officer.

PLEASE SIGN AND RETURN THIS PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSES TO WHITEROCK.

                               WAIVER OF NOTICE



          Section 5.6 of the Limited Liability Company Agreement of WhiteRock Portfolio Investors, L.L.C. provides that all Members are entitled to receive not less than 10 business days nor more than 90 days prior notice of any meeting of the Members. In connection with a Special Meeting of the Unitholders (Members) of WhiteRock to be held January 21, 1997, concerning which I have been provided with a Proxy Statement and Proxy Solicitation, I may have received less than the full 10 business days prior notice.

          I hereby waive my right to receive such notice of the Special Meeting.

                             Date                       , 1997
                                  ---------------  -----

                             --------------------------------------

                             --------------------------------------

                             Please sign exactly as your name or names appear on the proxy solicitation. If units are held jointly, either holder may sign. Corporate proxies should be signed by an authorized officer.

PLEASE SIGN AND RETURN THIS WAIVER TO AVOID ADDITIONAL EXPENSES TO WHITEROCK.